UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 07/18/2011

LookSmart, Ltd.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-26357

Delaware	13-3904355
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

55 Second Street

San Francisco, CA 94105

(Address of principal executive offices, including zip code)

415-348-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On July 18, 2011, Mr. R. Brian Gibson, the Company’s Vice President of Finance and Principal Accounting Officer, gave notice of his resignation, which will be effective August 4, 2011, the date by which the Company expects to file its Form 10-Q Quarterly Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LookSmart, Ltd.

Date: July 22, 2011	By:	/s/ Bill O’Kelly
Bill O’Kelly
SVP Operations & Chief Financial Officer